UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2020

ARTIUS ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39378	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Columbus Circle, Suite 2215 New York, NY		10019
(Address of principal executive offices)		(Zip Code)

(212) 309-7668

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant	AACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AACQW	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On July 13, 2020, the Registration Statement on Form S-1 (File No. 333-239421) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Artius Acquisition Inc. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on July 13, 2020, a registration statement on Form S-1 (File No. 333-239841) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On July 16, 2020, the Company consummated the IPO of 72,450,000 units (the “Units”), including the issuance of 9,450,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $724,500,000.

On July 13, 2020, the Company effected a share recapitalization with respect to the Company’s Class B ordinary shares, par value $0.0001 per share, resulting in the Company’s initial shareholders holding an aggregate of 18,112,500 founder shares.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 11,326,667 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Artius Acquisition Partners LLC (the “Sponsor”), generating gross proceeds to the Company of approximately $16,990,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company (except in certain redemption scenarios when the price per Class A Ordinary Share equals or exceeds $10.00 (as adjusted)), (ii) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) they may be exercised by the holders on a cashless basis, and (iv) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $724,500,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if the Company has not completed its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association on July 13, 2020 and entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statement, on the dates indicated below:

•	An Underwriting Agreement, dated July 13, 2020, among the Company and Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

•	A Warrant Agreement, dated July 13, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated July 13, 2020, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated July 13, 2020, between the Company and the Sponsor.

•	A Private Placement Warrants Purchase Agreement, dated July 13, 2020, between the Company and the Sponsor.

•	An Administrative Services Agreement, dated July 2, 2020, between the Company and Artius Management LLC.

•	A Letter Agreement, dated July 13, 2020, between the Company, the Sponsor and each of the Company’s officers and directors.

•	An Indemnity Agreement, dated July 13, 2020, between the Company and Charles Drucker.

•	An Indemnity Agreement, dated July 13, 2020, between the Company and Boon Sim.

•	An Indemnity Agreement, dated July 13, 2020, between the Company and Steven Alesio.

•	An Indemnity Agreement, dated July 13, 2020, between the Company and Kevin Costello.

•	An Indemnity Agreement, dated July 13, 2020, between the Company and Karen Richardson.

On July 13, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated July 13, 2020 among the Company and Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated July 13, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated July 13, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated July 13, 2020, between the Company and the Sponsor.

10.3	Private Placement Warrants Purchase Agreement, dated July 13, 2020, between the Company and the Sponsor.

10.4	Administrative Services Agreement, dated July 2, 2020, between the Company and Cannae Holdings, Inc.

10.5	Letter Agreement, dated July 13, 2020, between the Company, the Sponsor and each of the Company’s officers and directors.

10.6	An Indemnity Agreement, dated July 13, 2020, between the Company and Charles Drucker.

10.7	An Indemnity Agreement, dated July 13, 2020, between the Company and Boon Sim.

10.8	An Indemnity Agreement, dated July 13, 2020, between the Company and Steven Alesio.

10.9	An Indemnity Agreement, dated July 13, 2020, between the Company and Kevin Costello.

10.10	An Indemnity Agreement, dated July 13, 2020, between the Company and Karen Richardson.

99.1	Press Release, dated July 13, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artius Acquisition Inc.

Date: July 16, 2020	By:	/s/ Boon Sim
Name: Boon Sim
Title: Chief Executive Officer